 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 14, 2023

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
IN FISCAL YEAR

As further described below in Item 5.07 of this Current Report on Form 8-K (“Form 8-K”), at the 2023 annual meeting of stockholders (the “Annual Meeting”) of DICK'S Sporting Goods, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to permit exculpation of the Company's corporate officers, subject to limitations, as permitted by a recent amendment to the Delaware General Corporation Law (the “Charter Amendment”). The Board previously approved the Charter Amendment, subject to stockholder approval at the Annual Meeting. On June 14, 2023, the Company filed a Charter Amendment with the Delaware Secretary of State, which became effective upon filing. The foregoing description is a summary only, and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is being filed as Exhibit 3.1 to this Form 8-K.

ITEM 5.07        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)  The Annual Meeting was held on June 14, 2023.

(b)  Five (5) proposals were submitted by the Company's Board of Directors (the "Board") to a vote of Company stockholders, and the final results of the voting on each proposal are noted below.

The Company’s stockholders (i) elected each of the Board’s eleven (11) nominees for Director for terms that expire in 2024, or until their successors are duly elected and qualified; (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2023 Proxy Statement; (iii) voted, on a non-binding advisory basis, in favor of holding future say-on-pay votes on an annual basis; (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023; and (v) approved the Charter Amendment.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Mark J. Barrenechea	274,914,728	1,198,251	4,664,637
Emanuel Chirico	273,527,319	2,585,660	4,664,637
William J. Colombo	262,616,689	13,496,290	4,664,637
Anne Fink	275,684,159	428,820	4,664,637
Larry Fitzgerald, Jr.	264,750,900	11,362,079	4,664,637
Lauren R. Hobart	275,479,127	633,852	4,664,637
Sandeep Mathrani	275,666,412	446,567	4,664,637
Desiree Ralls-Morrison	264,763,682	11,349,297	4,664,637
Lawrence J. Schorr	259,074,168	17,038,811	4,664,637
Edward W. Stack	274,182,608	1,930,371	4,664,637
Larry D. Stone	264,215,313	11,897,666	4,664,637

Proposal No. 2 - Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
273,595,183	2,309,041	208,755	4,664,637

Proposal No. 3 - Non-Binding Advisory Vote on Whether an Advisory Vote on Compensation of Named Executive Officers Should be Held Every One, Two, or Three Years

1 Year	2 Years	3 Years	Abstain
274,995,821	32,923	1,040,403	43,832

The Board has determined, consistent with the vote of the Company's stockholders and in accordance with the Board's previous recommendation, that the Company will continue to hold future say-on-pay votes on an annual basis until the next required vote on the frequency of say-on-pay votes is presented to stockholders.

Proposal No. 4 - Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
278,966,316	1,708,343	102,957	—

Proposal No. 5 - Approval of an Amendment to the Company's Certificate of Incorporation to Adopt Provisions Allowing Officer Exculpation under Delaware Law

For	Against	Abstain	Broker Non-Vote
256,556,984	19,280,856	275,139	4,664,637

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
Exhibit 3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 16, 2023	By:	/s/ NAVDEEP GUPTA
	Name:	Navdeep Gupta
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)